Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Peter Ausnit Tel: 408-333-4000 pausnit@brocade.com

Brocade Delivers Record Fiscal Q1 Results

Strong Storage Networking Performance Drives 25% Year-over-Year Revenue Growth

SAN JOSE, Calif., Feb. 22, 2010 — Brocade® (NASDAQ: BRCD) today reported financial results for its first fiscal quarter ended January 30, 2010. Brocade’s quarterly revenues increased 25 percent year-over-year to $539.5 million.

“Brocade’s Q1 performance exceeded consensus non-GAAP EPS expectations for the 18th consecutive quarter thanks to the balance and diversity of our business model, our highly variable cost structure and our ability to execute,” said Michael Klayko, CEO of Brocade.

Klayko continued: “At the same time, Q1 highlights the work ahead in building our Ethernet business to the levels we expect. Going forward, Brocade plans to reenergize our Ethernet business strategy, which targets opening hundreds of new direct enterprise Ethernet accounts each quarter. As one of two end-to-end networking companies worldwide, we believe Brocade is well-positioned and are optimistic about our ability to take advantage of the expected worldwide growth of networking spending in 2010 and beyond.”

In addition to this press release, Brocade management has posted prepared comments and slides on its Fiscal Q1 results and outlook at www.BRCD.com. Brocade will host a live webcast conference call to answer questions from investors and analysts at 2:30 p.m. Pacific time. Questions may also be submitted in advance to ir@brocade.com.

Other Q1 product, customer and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

•	Q1 revenue was $539.5 million, increasing 3.4% sequentially and 25% year-over-year.

•	Q1 GAAP EPS (diluted) was $0.11, increasing 57% sequentially and from a loss in Q1 2009.

•	Q1 non-GAAP EPS (diluted) was $0.19, increasing 27% sequentially and year-over-year.

•	Q1 non-GAAP operating margin was 26.0% versus 22.7% in Q4 and 26.1% in Q1 2009.

•	Q1 effective GAAP tax rate was 2.4%; non-GAAP effective tax-rate was 22.0%.

•	Q1 Adj. EBITDA was $154.7 million, up from $130.0 million in Q4 and $136.7 million in Q1 2009.

•	Q1 total Storage Area Networking (SAN) port shipments were approximately 1.2 million.

	Q1 2010	Q4 2009	Q1 2009
Revenue	$539.5 M	$521.8 M	$431.6 M
GAAP net income (loss) (1)	$51.1 M	$32.1 M	$(23.9) M
Non-GAAP net income	$94.0 M	$73.4 M	$63.6 M
GAAP EPS – diluted (1)	$0.11	$0.07	$(0.06)
Non-GAAP EPS – diluted	$0.19	$0.15	$0.15
Non-GAAP gross margin	59.3%	59.5%	59.7%
Non-GAAP operating margin	26.0%	22.7%	26.1%
Adjusted EBITDA (2)	$154.7 M	$130.0 M	$136.7 M
Cash provided by operations	$69.1 M	$155.3 M	$(163.8) M

Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

Brocade

1745 Technology Dr., San Jose, CA 95110

T. 408.333.8000  F. 408.333.8101

www.brocade.com

	Q1 2010 (5)	Q4 2009	Q1 2009
As a % of total revenues
OEM revenues	71%	65%	76%
Channel/Direct revenues	29%	35%	24%
10% or greater customer revenues	54%	46%	56%
Domestic revenues (3)	63%	63%	64%
International revenues (3)	37%	37%	36%
Data Storage Revenue	65%	58%	72%
Ethernet Products Revenue	18%	25%	12%
Stackable % of Ethernet Revenues (4)	39%	30%	27%
Chassis % of Ethernet Revenues (4)	61%	70%	73%
Enterprise % of Ethernet Revenues (4)	84%	86%	74%
Service Providers % of Ethernet Revenues (4)	16%	14%	26%
Global Services Revenue	17%	17%	16%

	Q1 2010	Q4 2009	Q1 2009
Cash, cash equivalents and investments	$501.1M	$338.9 M	$215.9M
Deferred revenues	$236.4M	$235.4 M	$226.7M
Capital expenditures – non-campus related	$16.7M	$16.7 M	$12.6M
Capital expenditures – campus related	$30.6M	$27.8 M	$23.2M
Total debt, net of discount (1)	$1,176M	$1,082 M	$1,232M
Days sales outstanding	47 days	52 days	52 days
Employees at end of period	4,114	4,070	3,950

1)	Retrospectively adjusted as a result of applying new standard that changed the accounting for convertible debt instruments with cash settlement features.
2)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.
3)	Based on Brocade estimates of adjustment for partners taking delivery of internationally bound shipments in the United States, end-user demand was 48% domestic and 52% international.
4)	On an “As If” combined Brocade basis with respect to Q1 2009.
5)	Q1 2010 is the fourth full quarter of combined operations post acquisition of Foundry.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with certain pre-acquisition litigation, (ii) legal fees associated with indemnification obligations to former directors and officers and other related costs, net, (iii) acquisition and integration costs (in connection with the Foundry acquisition), (iv) in-process research and development charges (in connection with the Foundry acquisition), (v) loss on sale of real estate, (vi) acquisition-related financing charges, and (vii) interest expense related to adoption of new standard relating to convertible debt instruments.

Management also excludes the following non-cash charges in determining non-GAAP net income: (i) stock-based compensation expense, and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations. These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income (loss) and net income (loss) per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s market positioning and opportunities, including continued growth in storage networking and success of our Ethernet products. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the effect of changes in IT spending levels, market competition and changes in the industry, Brocade’s ability to successfully introduce new products and services on a timely basis and capitalize on current or past investments in technologies and go-to-market opportunities, and Brocade’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade

Brocade® (NASDAQ GS: BRCD) develops extraordinary networking solutions that enable today’s complex, data-intensive businesses to optimize information connectivity and maximize the business value of their data. For more information, visit www.brocade.com.

# # #

Brocade, the B-wing symbol, BigIron, DCX, Fabric OS, FastIron, IronPoint, IronShield, IronView, IronWare, JetCore, NetIron, SecureIron, ServerIron, StorageX and TurboIron are registered trademarks, and DCFM, Extraordinary Networks and SAN Health are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.

© 2010 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	January 30, 2010	January 24, 2009 (1)
Net revenues
Product	$449,086	$362,600
Service	90,406	68,991

Total net revenues	539,492	431,591
Cost of revenues
Product	192,572	151,191
Service	49,477	37,985

Total cost of revenues	242,049	189,176

Gross margin	297,443	242,415
Operating expenses:
Research and development	90,081	68,451
Sales and marketing	90,366	73,166
General and administrative	16,239	18,388
Legal fees associated with indemnification obligations and other related costs, net	301	19,299
Amortization of intangible assets	17,052	13,229
Acquisition and integration costs	204	953
In-process research and development	—	26,900

Total operating expenses	214,243	220,386

Income from operations	83,200	22,029
Interest income and other loss, net	72	(3,811)
Interest expense	(22,073)	(23,279)
Loss on sale of investments and property, net	(8,828)	(864)

Income (loss) before provision for income taxes	52,371	(5,925)
Income tax provision	1,276	17,973

Net income (loss)	$51,095	$(23,898)

Net income (loss) per share – basic	$0.12	$(0.06)

Net income (loss) per share – diluted	$0.11	$(0.06)

Shares used in per share calculation – basic	439,080	376,202

Shares used in per share calculation – diluted	484,262	376,202

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	January 30, 2010	October 31, 2009 (1)
Assets
Current assets:
Cash and cash equivalents	$496,583	$334,193
Short-term investments	4,533	4,678
Restricted cash	12,500	12,502

Total cash, cash equivalents and short-term investments	513,616	351,373
Accounts receivable, net	276,671	297,819
Inventories	72,753	72,152
Deferred tax assets	75,691	84,629
Prepaid expenses and other current assets	61,874	79,302

Total current assets	1,000,605	885,275
Property and equipment, net	439,642	442,408
Goodwill	1,658,060	1,659,934
Intangible assets, net	435,970	470,872
Non-current deferred tax assets	196,230	184,713
Other assets	46,283	28,218

Total assets	$3,776,790	$3,671,420

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$139,186	$181,249
Accrued employee compensation	101,838	160,832
Deferred revenue	175,851	174,870
Current liabilities associated with facilities lease losses	9,474	10,769
Revolving credit facility	14,050	14,050
Current portion of long-term debt	18,539	38,822
Convertible subordinated debt	172,015	169,332
Other accrued liabilities	114,958	105,263

Total current liabilities	745,911	855,187

Long-term debt, net of current portion	376,184	860,114
Senior Secured Notes	595,070	—
Non-current liabilities associated with facilities lease losses	8,983	10,150
Non-current deferred revenue	60,528	60,575
Non-current income tax liability	89,729	92,276
Other non-current liabilities	15,528	15,114

Total liabilities	1,891,933	1,893,416

Stockholders’ equity
Common stock	443	434
Additional paid-in capital	1,962,279	1,901,238
Accumulated other comprehensive loss	(11,215)	(5,920)
Accumulated deficit	(66,650)	(117,748)

Total stockholders’ equity	1,884,857	1,778,004

Total liabilities and stockholders’ equity	$3,776,790	$3,671,420

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended January 30, 2010 and January 24, 2009

(in thousands)

(unaudited)

	Three Months Ended
	January 30, 2010	January 24, 2009 (1)
Cash flows from operating activities:
Net income (loss)	$51,095	$(23,898)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Excess tax benefit from employee stock plans	—	336
Depreciation and amortization	51,012	39,754
Loss on disposal of property and equipment	8,813	558
Amortization of debt issuance costs and debt discount	6,663	3,545
Net losses on investments and marketable equity securities	168	860
Provision for doubtful accounts receivable and sales allowances	3,043	2,271
Non-cash compensation expense	21,523	18,080
Capitalization of interest cost	(3,315)	(2,043)
In-process research and development	—	26,900
Changes in assets and liabilities:
Restricted cash	2	—
Accounts receivable	18,104	(12,044)
Inventories	(601)	14,397
Prepaid expenses and other assets	4,982	(2,228)
Accounts payable	(39,735)	(64,080)
Accrued employee compensation	(67,155)	(47,057)
Deferred revenue	935	17,681
Other accrued liabilities	16,036	26,521
Liabilities associated with facilities lease losses	(2,463)	(3,321)
Liability associated with class action lawsuit	—	(160,000)

Net cash provided by (used in) operating activities	69,107	(163,768)

Cash flows from investing activities:
Purchases of property and equipment	(47,317)	(35,818)
Purchases of short-term investments	(24)	—
Proceeds from maturities and sale of short-term investments	1	136,297
Proceeds from sale of property	30,185	—
Proceeds from maturities and sale of long-term investments	—	30,058
Decrease in restricted cash	—	1,075,079
Net cash paid in connection with acquisitions	—	(1,297,482)

Net cash used in investing activities	(17,155)	(91,866)

Cash flows from financing activities:
Payment of senior underwriting fees related to the term loan	—	(30,525)
Payment of principal related to the term loan	(506,545)	—
Proceed from senior secured notes	587,968	—
Excess tax benefit from employee stock plans	—	(336)
Proceeds from issuance of common stock, net	30,031	8,548
Proceeds from revolving credit facility	—	14,050

Net cash provided by (used in) financing activities	111,454	(8,263)

Effect of exchange rate fluctuations on cash and cash equivalents	(1,016)	51

Net increase (decrease) in cash and cash equivalents	162,390	(263,846)
Cash and cash equivalents, beginning of period	334,193	453,884

Cash and cash equivalents, end of period	$496,583	$190,038

Supplemental Schedule of non-cash investing activities:
Fair value of stock options and unvested awards assumed in exchange for acquired Foundry assets	$—	$254,312

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	January 30, 2010	January 24, 2009 (1)
Net income (loss) on a GAAP basis	$51,095	$(23,898)
Adjustments:
Stock-based compensation expense included in cost of revenues	4,517	3,308
Amortization of intangible assets expense included in cost of revenues	17,850	11,968
Legal fees associated with certain pre-acquisition litigation	299	—

Total gross margin adjustments	22,666	15,276

Legal fees associated with indemnification obligations and other related costs	301	19,299
Stock-based compensation expense included in research and development	6,183	5,341
Stock-based compensation expense included in sales and marketing	8,096	6,190
Stock-based compensation expense included in general and administrative	2,727	3,242
Amortization of intangible assets expense included in operating expenses	17,052	13,229
Acquisition and integration costs	204	953
In-process research and development	—	26,900

Total operating expense adjustments	34,563	75,154

Total operating income adjustments	57,229	90,430
Loss on sale of property	8,783	—
Acquisition-related financing charges	—	4,366
Interest expense related to adoption of new standards relating to convertible debt instruments	2,142	1,922
Income tax effect of adjustments	(25,239)	(9,265)

Non-GAAP net income	$94,010	$63,555

Non-GAAP net income per share – basic	$0.21	$0.17

Non-GAAP net income per share – diluted	$0.19	$0.15

Shares used in non-GAAP per share calculation – basic	439,080	376,202

Shares used in non-GAAP per share calculation – diluted	496,346	415,781

(1)	As adjusted due to changes to the accounting for convertible debt instruments.

See explanation of non-GAAP information included herein.